UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Closed-end funds

Fort Dearborn Income
Securities, Inc.
Annual Report
September 30, 2013

Fort Dearborn Income Securities, Inc.

November 15, 2013

Dear shareholder,
We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2013.

Performance
For the 12 months ended September 30, 2013, the Fund declined 2.82% on a net asset value (“NAV”) total return basis, and declined 10.77% on a market price total return basis.

During the reporting period, the Fund announced and implemented several adjustments to its investment policies which are discussed in further detail in this shareholder report. One of these adjustments included a change to the Fund’s benchmark effective June 1, 2013.

For the 12 months ended September 30, 2013, the Fund’s new benchmark, the Barclays US Aggregate Index (the “Index”)1 declined 1.68%, while the Fund’s prior benchmark, the Investment Grade Bond Index2 declined

Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return.

Portfolio managers:
Scott Dolan, John Dugenske,
Craig Ellinger and
Brian Fehrenbach
UBS Global Asset
Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

[1] The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[2] The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: 5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

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Fort Dearborn Income Securities, Inc.

5.14%. The FDI Fund Index3, an unmanaged index compiled by the Fund’s investment advisor which measures the performance of the Fund’s prior benchmark until May 31, 2013 and the Fund’s new benchmark effective June 1, 2013, declined 2.28% over the 12 months ended September 30, 2013. Over the same time period, the Fund’s peer group, the Lipper Corporate Debt Funds BBB-Rated classification, posted a median return of 0.11% on a NAV basis, and a median return of -10.69% on a market price basis. (For more performance information, please refer to “Performance at a glance” on page 15.)

During the reporting period, neither the Fund nor the Index used leverage. (Leverage magnifies returns both on the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV throughout the reporting period. On the last trading day preceding the reporting period, September 28, 2012, the Fund traded at a discount of 3.7%, and at the same time, the Fund’s Lipper peer group traded at a median discount of 2.6%. As of September 30, 2013, the Fund traded at a 12.1% discount, the same as the 12.1% discount, for its Lipper peer group median.

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

[3] The FDI Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to 5/31/2013—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). From 6/1/2013 to present—100% Barclays US Aggregate Index. Investors should note that indices do not reflect the deduction of fees and expenses.

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An interview with the portfolio managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. The Commerce Department reported 2.8% gross domestic product (“GDP”) growth in the US for the third quarter of 2012, followed by tepid growth of 0.1% in the fourth quarter. Decelerating growth was largely driven by weakening private inventory investment, federal government spending and exports. However, the economy regained some traction, as GDP grew 1.1% and 2.5% during the first and second quarters of 2013, respectively. The Commerce Department’s initial estimate for third quarter 2013 GDP growth was 2.8%.[4]

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?

A.	The Fed took a number of actions during the reporting period as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level of between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. Looking back, in September 2012, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its meeting in December 2012, the Fed said it would continue buying $40 billion a month of agency MBS as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the

[4] Based on the Commerce Department’s third estimate announced on November 7, 2013, after the Fund’s reporting period had ended.

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Fed’s meeting in June, Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. However, at its meeting that concluded on September 18, the Fed chose to delay the tapering of its asset purchases, saying that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At his press conference following the September meeting, Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy.

Q.	How did the bond market perform during the reporting period?
A.	US Treasury yields moved higher during the reporting period and negatively impacted the overall bond market (yields and bond prices move in the opposite direction). Yields moved sharply higher from May 2013 through early September, due to expectations that the Fed would begin the tapering of its $85 billion a month in asset purchases during its meeting on September 18. After peaking on September 5, Treasury yields sharply fell as the Fed chose to not begin the taper at its September meeting. Also driving yields lower in late September were increasing signs that lawmakers in Washington DC would not come up with a budget accord in time to avert a partial government shutdown on October 1. All told, during the 12-month reporting period, the US taxable spread sectors (non- US Treasury fixed income securities) produced mixed results. As mentioned, the overall US bond market, as measured by the Barclays US Aggregate Index, declined 1.68% during the reporting period.

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Q.	How was the Fund managed from a duration[5] and yield curve perspective during the reporting period?
A.	During the reporting period, the Fund implemented several changes and announced additional adjustments to its investment policies to become effective later this year. The first round of changes the Fund’s Board of Directors approved effective June 1, 2013 included the following: 1) changing the Fund’s benchmark to the Barclays US Aggregate Index; and 2) adjusting the Fund’s portfolio duration range from its prior range of ±2 years to ±3 years of the benchmark’s duration. With these adjustments, UBS Global Asset Management (Americas) Inc., (“UBS Global AM”) the Fund’s investment advisor, sought to reduce the Fund’s sensitivity to potential future changes in interest rates. In addition to reducing the Fund’s interest rate risk profile by changing its benchmark to a different index with a lower duration bias, we also expanded the range with which the Fund will typically maintain its duration from ±2 years, to ±3 years of the benchmark index to provide more investment flexibility.

As bond yields have continued to decline over the past three decades, the Fund’s longer duration bias has been beneficial, allowing the Fund to deliver solid returns. However, with US interest rates at historically low levels, we believed that the level of compensation offered for taking interest rate risk was far less compelling than it has been in the past. As such, implementing this first round of adjustments, which became effective in June 2013, should leave the Fund less exposed to the potential negative impact of rising interest rates.

The second round of changes that the Fund has not yet implemented are described in detail later on in the shareholder report and are intended to build on policy adjustments the Fund recently implemented. While changes implemented in June sought to reduce the Fund’s interest rate risk sensitivity, these additional changes will attempt to redeploy that risk in other areas of the portfolio. The changes are intended to improve the overall risk adjusted performance; enhance earning potential by widening the investable universe, modernizing policies; and remove outdated limitations while providing the investment team with tools to more efficiently manage portfolio risks and exposures.

[5] Duration measures a portfolio’s sensitivity to interest rate changes.

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A number of adjustments were made to the portfolio during the reporting period, some due to the previously discussed changes approved by the Fund’s Board of Directors. The most significant change involved lowering the Fund’s duration to reduce its interest rate risk profile. When the reporting period began, the Fund’s duration was 10.47 years. This was reduced to 5.6 years at the end of June, by decreasing the Fund’s allocation to longer duration but lower-yielding[6] Treasuries and credit securities (investment grade and high yield corporate bonds). In contrast, we increased the Fund’s exposure to commercial mortgage-backed securities (CMBS) and to lower duration but higher-yielding credits. These adjustments were largely implemented toward the end of May and in June. The Fund’s duration and yield curve positioning modestly detracted from performance during the reporting period. The majority of this negative impact occurred in June, as we reduced the portfolio’s duration. Notably, this was a volatile month for fixed income overall, following more hawkish comments from the Fed.

Q.	What other factors impacted the Fund’s performance during the reporting period?
A.	The Fund’s security selection of investment grade and high yield corporate bonds was beneficial for performance for the reporting period as a whole. Within the investment grade corporate bond market, a bias toward financial securities enhanced the Fund’s results. Security selection of CMBS also contributed to performance during the reporting period.

Asset allocation, in aggregate, was a modest detractor from performance, largely due to implementing the changes in June. Specifically, we increased the Fund’s credit allocation during a period when corporate bond spreads generally widened. However, following the transition, the Fund’s credit overweight was beneficial for performance.

[6] Typically, longer maturity securities offer larger and more attractive coupons. However, the investment team sought to reduce duration while minimizing the impact on the Fund’s earnings, and thus, it carefully targeted certain longer-term bonds with relatively lower yields.

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Q.	Were there any adjustments made to the Fund’s positioning during the reporting period?
A.	As discussed, we made a number of adjustments to the portfolio in order to reduce its duration and interest rate risk profile, including paring the Fund’s exposure to longer duration investment grade and high yield corporate bonds, while increasing its allocation to CMBS and lower duration credits. Throughout the fiscal year, we actively participated in the new issue credit market, purchasing securities that we believed were attractively valued. At the end of the reporting period, the Fund had a strategic underweight versus its new benchmark to mortgage-backed securities and an overweight to investment grade and high yield corporate bonds.

Notably, that the asset composition of the Fund’s new benchmark, Barclays US Aggregate Index, will differ over time when compared to the Fund. The change in the Fund’s benchmark was not intended to materially alter the Fund’s asset composition; rather, it sought to reduce the Fund’s interest rate risk profile by selecting a benchmark with a lower duration profile. Unlike the Barclays US Aggregate Index, which maintains a large allocation to US government debt and agency mortgage-backed securities, the Fund continues to maintain an emphasis on investing in corporate debt. As a result, the Fund will typically maintain a strategic underweight to US Treasury and agency mortgage-backed securities relative to the Barclays US Aggregate Index while maintaining a strategic overweight to corporate debt.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	We maintain our positive outlook for the US economy and believe that growth will continue, albeit at a relatively modest pace. In recent months, we have seen continued improvements in the housing and labor markets. In addition, despite fears of Fed asset purchase tapering this year, we believe that the government shutdown and next round of budget and debt ceiling talks in early 2014 will push the beginning of the taper back to perhaps March. In addition, we believe that the Fed’s tapering will be more modest and take longer to complete than previously anticipated.

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Fort Dearborn Income Securities, Inc.

Turning to the US fixed income market, we continue to have a positive outlook for corporate bonds, as we believe that the fundamental and technical backdrops bode well for these securities. We see the potential for credit spreads to modestly tighten in the coming months, as defaults are projected to stay low and investor dynamics remain favorable. We believe that risks to the US fixed income market include ongoing fiscal policy uncertainties, questions regarding future Fed monetary policy and a possible rotation out of fixed income due to rates moving higher or the relative risk/reward valuation of fixed income versus equities.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Fort Dearborn Income	Fort Dearborn Income
Securities, Inc.	Securities, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

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Fort Dearborn Income Securities, Inc.

John Dugenske	Craig Ellinger
Portfolio Manager	Portfolio Manager
Fort Dearborn Income	Fort Dearborn Income
Securities, Inc.	Securities, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Fort Dearborn Income
Securities, Inc.
Managing Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2013. The views and opinions in the letter were current as of November 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Fort Dearborn Income Securities, Inc.

Investment policy changes
Since the last shareholder report, the Fund announced that the Board of Directors of the Fund approved changes to certain investment policies of the Fund, as well as approved and recommended that shareholders approve changes to the Fund’s investment policies and restrictions at the Fund’s upcoming annual meeting to be held on December 6, 2013. Together, the approved and recommended changes seek to provide additional investment flexibility to more efficiently manage the Fund’s exposures, help maintain the distribution rate at competitive levels relative to the market and make sure that the Fund’s shares remain attractive to both existing and prospective shareholders.

The Board approved the following, effective December 31, 2013: 1) permitting the Fund to purchase non-US dollar-denominated securities;1 2) allowing the Fund to invest up to 10% of its assets in collateralized loan obligations; and 3) clarifying that the Fund may invest up to 25% of its total assets in a combination of (a) below investment grade privately placed debt securities; (b) preferred stock; (c) convertible securities or debt issued with warrants to purchase common stock, provided the market value of all warrants does not exceed 2% of the net asset value of the Fund; and (d) below investment grade obligations of foreign governments or foreign corporations.

Each of the changes highlighted above, combined with the changes outlined below, seek to provide the Fund with a broader array of investment choices, presenting the Fund with the opportunity to improve its overall risk-adjusted returns.

As noted above, the Board approved and recommended that at the annual meeting of shareholders, that shareholders approve changes to the Fund’s investment policies and restrictions, as described below. These changes, if approved, will also become effective on December 31, 2013.

At the annual meeting, shareholders will be asked to approve amendments to the Fund’s fundamental investment policy of investing at least 75% of the Fund’s total assets in investment grade debt (the

1 The Fund, at this time, intends to hedge foreign currency exposure back to the US dollar.

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Fort Dearborn Income Securities, Inc.

“75% Policy”), in order to modernize and streamline the related language. For example, the current 75% Policy specifies that debt obligations must be rated in the four highest credit rating grades of Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Rating Services (“S&P”). Notably, the current 75% Policy dates back to 1993. Since then, Fitch Ratings, Inc. (“Fitch”) has established itself as the third major ratings agency and is widely considered to be as reliable as the other two ratings organizations.

These changes, if approved, would make the Fund’s investment parameters more consistent with many fixed income funds and would also better align the Fund with the Barclays benchmark indices, which since July 2005, have incorporated Fitch, in addition to Moody’s and S&P, into their index rules on credit quality. The Fund’s advisor and Board are also proposing these changes to modernize and streamline the language of the Fund’s 75% Policy.

The Fund has eliminated the list of types of investment grade, non-convertible debt securities in which the Fund may invest from the fundamental investment policy. The removal of this recitation of investments is not intended to alter the composition of the Fund’s portfolio, rather, it is meant to streamline the language while still requiring the Fund to invest at least 75% of its assets in investment grade securities. In removing the recitation of the types of debt securities from the Fund’s fundamental policy, the advisor, with the approval of the Fund’s Board, have the flexibility to include other types of investment grade non-convertible debt securities for purposes of meeting the 75% investment requirement. The proposed amended 75% Policy, included below, now incorporates Fitch:

The Company may not have less than 75% of the Company’s total assets in, non-convertible fixed income securities which at the time of purchase are considered investment grade by being rated in the four highest grades as determined by Moody’s, S&P or Fitch or if not rated, are considered by the investment advisor to be of comparable investment quality.

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Fort Dearborn Income Securities, Inc.

Currently, the Fund’s investments in investment grade, non-convertible fixed income securities may include corporate debt securities of US and non-US issuers, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed securities, asset-backed securities, commercial paper and cash or cash equivalents.

As previously noted, the Fund’s offering documents, restrictions and policies have not been updated in almost two decades and, therefore, feature a number of limitations that many modern funds no longer include. Therefore shareholders will be asked at the annual meeting to approve amendments to the Fund’s restrictions related to borrowing, senior securities and commodities. These changes will provide the Fund with more modern restrictions that will no longer prevent the Fund from using derivative instruments, such as futures, forwards, swaps and options, to more efficiently manage the Fund’s investments. Also, amending the borrowing and senior securities restrictions will remove any ambiguity with respect to the Fund’s ability to engage in structural leverage (e.g., as borrowing from a bank for investment purposes), if such leverage would be considered beneficial in the future. Currently, the Fund does not intend to engage in structural leverage, however, Fund shareholders will be notified in writing, should the Board and advisor decide to implement such strategies in the future.

Finally, shareholders will be asked to approve the elimination of four outdated2 fundamental investment restrictions that currently prevent the Fund from employing derivative instruments as additional tools to manage the Fund’s risk exposures and provide greater flexibility in portfolio construction. The investment restrictions that shareholders are being asked to approve for elimination include restrictions prohibiting:

2 Since the time when the Fund was created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Fund is currently subject to a number of fundamental investment restrictions that are more restrictive than those required under present conditions or law, or may no longer be required by the securities laws.

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mortgaging, hypothecating or pledging assets, purchasing securities on margin, engaging in short sales or maintaining short positions and employing options.

The Fund’s advisor seeks to initiate the use of derivative instruments to more efficiently manage the Fund’s exposures. For example, the Fund may utilize interest rate instruments, such as futures, to more precisely manage the Fund’s interest rate exposure, while potentially seeking to improve its earnings potential by investing in longer maturity, higher-yielding debt, but reducing overall portfolio interest rate exposure using futures. Furthermore, the Fund intends to utilize currency instruments (e.g., foreign exchange forwards) to hedge any foreign currency exposure back to the US dollar. Overall, the Fund expects to use derivative instruments for both hedging and investment purposes.

The purpose of the proposed changes is to broaden the Fund’s investable universe of portfolio securities, diversify sources of return and provide the Fund’s investment team with more flexibility to efficiently manage the portfolio. The Fund’s advisor believes that as the markets evolve, the Fund needs to adapt to the changing market environment, in order to meet investor objectives and remain competitive.

Additional risk considerations
While the changes discussed above present attractive investment opportunities, they may potentially introduce additional risks, which are further outlined below.

Derivatives risk: The value of “derivatives”—so called because their value “derives” from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives

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may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (nonhedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Collateralized Loan Obligations (CLOs): A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. In addition to the normal risks associated with debt securities (e.g., interest rate risk, credit risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions will not be adequate to make interest or other payments; (ii) the collateral may decline in value or quality or go into default; (iii) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

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Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/2013

Net asset value returns	1 year	5 years	10 years
Fort Dearborn Income Securities, Inc.	(2.82)%	10.79%	6.31%
Lipper Corporate Debt Funds BBB-Rated median	0.11%	8.37%	5.30%

Market price returns
Fort Dearborn Income Securities, Inc.	(10.77)%	10.04%	6.74%
Lipper Corporate Debt Funds BBB-Rated median	(10.69)%	8.31%	5.59%

Index returns
FDI Fund Index[1,4]	(2.28)%	10.05%	6.24%
Barclays US Aggregate Index[2,4]	(1.68)%	5.41%	4.59%
Investment Grade Bond Index[3]	(5.14)%	9.39%	5.92%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

1 The FDI Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to 5/31/2013—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). From 6/1/2013 to present — 100% Barclays US Aggregate Index. Investors should note that indices do not reflect the deduction of fees and expenses.

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[2] The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[3] The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: 5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

[4] Effective June 1, 2013, Fort Dearborn Income Securities, Inc. changed the Fund’s benchmark from the Investment Grade Bond Index to Barclays US Aggregate Index. The FDI Fund Index, an unmanaged index compiled by the Advisor, measures the combined performance of the Fund’s prior benchmark until May 31, 2013 and the Fund’s new benchmark effective June 1, 2013.

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in the Statement of operations included in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and US government securities risks. Further detailed information regarding the Fund, including a discussion of investment objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

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Portfolio statistics (unaudited)

Characteristics[1]	09/30/13	03/31/13	09/30/12
Net asset value	$15.89	$16.83	$17.87
Market price	$13.96	$15.53	$17.20
12-month dividends/distributions	$1.5230	$1.5230	$1.4310
Dividend/distribution at period-end	$0.1750	$0.1750	$0.1750
Net assets (mm)	$139.4	$147.7	$156.8
Weighted average maturity (yrs.)	8.1	15.5	17.5
Duration (yrs.)[2]	5.6	9.0	10.5

Credit quality[3]	09/30/13	03/31/13	09/30/12
AAA	—%	0.4%	0.6%
US Treasury[4]	2.2	11.1	15.0
US Agency[4,5]	3.1	4.7	4.8
AA	5.6	6.0	5.2
A	17.4	30.0	28.5
BBB	48.8	36.6	36.3
BB	10.3	7.2	4.7
B	2.8	1.1	0.5
CCC and Below	0.7	0.8	0.7
Non-rated	4.8	0.4	0.6
Cash equivalents	2.2	0.9	2.1
Other assets, less liabilities	2.1	0.8	1.0
Total	100.0%	100.0%	100.0%

[1] Prices and other characteristics will vary over time.

[2] Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3] Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC (“S&P”) to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.

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[4] S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of September 30, 2013 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.

[5] Includes agency debentures and agency mortgage-backed securities.

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Industry diversification (unaudited) As a percentage of net assets As of September 30, 2013

Bonds
Corporate bonds
Automobiles	0.88%
Building products	0.08
Capital markets	5.72
Chemicals	1.95
Commercial banks	13.50
Commercial services & supplies	0.69
Communications equipment	0.40
Construction materials	0.38
Consumer finance	5.41
Diversified financial services	10.96
Diversified telecommunication services	3.75
Electric utilities	0.55
Electronic equipment, instruments & components	1.03
Energy equipment & services	1.10
Food & staples retailing	0.55
Gas utilities	0.59
Health care providers & services	0.46
Hotels, restaurants & leisure	0.48
Insurance	5.78
Leisure equipment & products	0.16
Life sciences tools & services	0.11
Machinery	1.25
Media	2.57
Metals & mining	3.53
Office electronics	0.44
Oil, gas & consumable fuels	9.06
Paper & forest products	1.20
Pharmaceuticals	0.09
Real estate investment trust (REIT)	0.67
Tobacco	2.13
Trading companies & distributors	1.40
Wireless telecommunication services	0.48
Total corporate bonds	77.35%

19

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited) (concluded) As a percentage of net assets As of September 30, 2013
Bonds (concluded)
Asset-backed security	0.21%
Commercial mortgage-backed securities	4.33
Mortgage & agency debt securities	3.94
Municipal bonds	6.22
US government obligation	2.15
Non-US government obligations	1.38
Total bonds	95.58%
Common stock	0.02
Preferred stocks	0.09
Short-term investment	2.20
Total investments	97.89%
Cash and other assets, less liabilities	2.11
Net assets	100.00%

20

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—95.58%
Corporate bonds—77.35%
Brazil—2.23%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	$1,400,000	$1,309,280
Petrobras International Finance Co.,
5.375%, due 01/27/21	1,130,000	1,136,351
6.875%, due 01/20/40	675,000	663,187
Total Brazil corporate bonds		3,108,818
Canada—0.46%
EnCana Corp.,
6.625%, due 08/15/37	250,000	277,078
Teck Resources Ltd.,
6.250%, due 07/15/41	375,000	363,348
Total Canada corporate bonds		640,426
Cayman Islands—2.11%
Transocean, Inc.,
3.800%, due 10/15/22	340,000	320,141
6.800%, due 03/15/38	535,000	567,984
7.500%, due 04/15/31	575,000	646,150
Vale Overseas Ltd.,
4.375%, due 01/11/22	1,465,000	1,411,445
Total Cayman Islands corporate bonds		2,945,720
China—0.19%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]	280,000	270,900
Curacao—0.09%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	125,000	124,068
France—1.28%
Orange SA,
8.750%, due 03/01/31	575,000	765,295
Vivendi SA,
4.750%, due 04/12/22[1]	1,050,000	1,025,029
Total France corporate bonds		1,790,324

21

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Luxembourg—0.60%
Intelsat Jackson Holdings SA,
7.500%, due 04/01/21	$500,000	$540,000
Telecom Italia Capital SA,
6.375%, due 11/15/33	350,000	300,623
Total Luxembourg corporate bonds		840,623
Mexico—2.12%
America Movil SAB de CV,
5.000%, due 03/30/20	625,000	671,983
Cemex Finance LLC,
9.500%, due 12/14/16[1]	494,000	524,257
Petroleos Mexicanos,
3.500%, due 07/18/18	685,000	693,563
3.500%, due 01/30/23	700,000	636,280
6.500%, due 06/02/41	410,000	429,475
Total Mexico corporate bonds		2,955,558
Netherlands—2.52%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	625,000	789,189
EDP Finance BV,
4.900%, due 10/01/19[1]	1,000,000	987,500
6.000%, due 02/02/18[1]	350,000	362,250
LyondellBasell Industries NV,
6.000%, due 11/15/21	1,200,000	1,369,596
Total Netherlands corporate bonds		3,508,535
Norway—1.58%
Eksportfinans ASA,
5.500%, due 05/25/16	620,000	647,125
5.500%, due 06/26/17	1,500,000	1,558,125
Total Norway corporate bonds		2,205,250
Singapore—0.20%
Flextronics International Ltd.,
5.000%, due 02/15/23	300,000	285,000

22

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
South Africa—0.28%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	$430,000	$384,134
Spain—1.96%
BBVA US Senior SAU,
4.664%, due 10/09/15	1,700,000	1,770,042
Telefonica Emisiones SAU,
3.192%, due 04/27/18	970,000	957,089
Total Spain corporate bonds		2,727,131
Sweden—1.24%
Nordea Bank AB,
4.875%, due 05/13/21[1]	1,230,000	1,276,474
Svenska Handelsbanken AB,
2.500%, due 01/25/19	450,000	451,799
Total Sweden corporate bonds		1,728,273
United Kingdom—5.12%
Barclays Bank PLC,
2.750%, due 02/23/15	350,000	359,187
5.140%, due 10/14/20	760,000	793,811
6.050%, due 12/04/17[1]	1,500,000	1,666,191
Lloyds TSB Bank PLC,
6.500%, due 09/14/20[1]	2,300,000	2,538,991
Royal Bank of Scotland Group PLC,
6.100%, due 06/10/23	1,760,000	1,775,530
Total United Kingdom corporate bonds		7,133,710
United States—55.37%
ADT Corp.,
3.500%, due 07/15/22	1,140,000	963,759
AEP Texas Central Co.,
Series E, 6.650%, due 02/15/33	495,000	567,291
Allstate Corp.,
5.750%, due 08/15/53[2]	1,000,000	975,000
Ally Financial, Inc.,
4.055%, due 06/15/15[3]	1,150,000	1,086,750
8.300%, due 02/12/15	550,000	592,625

23

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Altria Group, Inc.,
9.700%, due 11/10/18	$1,005,000	$1,328,636
American International Group, Inc.,
5.850%, due 01/16/18	785,000	892,605
Anadarko Holding Co.,
7.500%, due 10/15/26	1,354,000	1,592,844
AT&T, Inc.,
4.300%, due 12/15/42	26,000	21,647
AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	185,319
Barrick North America Finance LLC,
5.750%, due 05/01/43	750,000	629,314
Boston Properties LP, REIT,
3.800%, due 02/01/24	430,000	413,319
Case New Holland, Inc.,
7.875%, due 12/01/17	1,500,000	1,743,750
CenturyLink, Inc.,
Series P, 7.600%, due 09/15/39	200,000	178,500
Citigroup, Inc.,
Series D, 5.350%, due 05/15/23[2,4]	1,430,000	1,244,100
5.500%, due 09/13/25	750,000	771,340
8.125%, due 07/15/39	1,435,000	1,992,960
DISH DBS Corp.,
7.875%, due 09/01/19	1,300,000	1,482,000
Dow Chemical Co.,
8.550%, due 05/15/19	222,000	283,133
El Paso Corp.,
7.250%, due 06/01/18	300,000	336,463
Energy Transfer Partners LP,
5.200%, due 02/01/22	500,000	525,648
9.000%, due 04/15/19	900,000	1,136,705
ERP Operating LP, REIT,
4.750%, due 07/15/20	485,000	524,134
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	700,000	737,895

24

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Ford Motor Co.,
7.450%, due 07/16/31	$1,000,000	$1,220,393
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,175,000	1,461,246
Freeport-McMoRan Copper & Gold, Inc.,
3.550%, due 03/01/22	200,000	183,940
General Electric Capital Corp.,
0.646%, due 05/05/26[2]	1,000,000	920,097
Series C, 5.250%, due 06/15/23[2,4]	1,650,000	1,529,550
General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	850,000	879,750
Genworth Holdings, Inc.,
7.625%, due 09/24/21	900,000	1,063,721
Georgia-Pacific LLC,
8.000%, due 01/15/24	1,300,000	1,671,495
Glencore Funding LLC,
1.422%, due 05/27/16[1,2]	1,000,000	979,242
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	1,355,000	1,502,211
6.750%, due 10/01/37	570,000	594,873
Harris Corp.,
6.375%, due 06/15/19	200,000	229,583
Hasbro, Inc.,
6.350%, due 03/15/40	200,000	217,009
HCA, Inc.,
7.875%, due 02/15/20	600,000	646,875
HSBC Bank USA N.A.,
4.875%, due 08/24/20	250,000	269,336
HSBC Finance Corp.,
6.676%, due 01/15/21	2,500,000	2,854,895
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,750,000	1,955,625

25

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
JPMorgan Chase & Co.,
3.375%, due 05/01/23	$360,000	$326,471
3.700%, due 01/20/15	1,882,000	1,949,180
Series 1, 7.900%, due 04/30/18[2,4]	3,000,000	3,255,001
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	715,023
6.500%, due 09/01/39	75,000	81,437
Kroger Co.,
6.900%, due 04/15/38	650,000	762,733
Life Technologies Corp.,
6.000%, due 03/01/20	135,000	152,021
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	398,195
Merrill Lynch & Co., Inc.,
1.014%, due 09/15/26[2]	1,000,000	845,705
6.875%, due 04/25/18	1,000,000	1,178,505
7.750%, due 05/14/38	1,000,000	1,238,222
MetLife, Inc.,
6.400%, due 12/15/36	1,130,000	1,141,300
Morgan Stanley,
4.100%, due 05/22/23	1,000,000	932,718
Series F, 5.625%, due 09/23/19	1,175,000	1,311,211
7.300%, due 05/13/19	310,000	370,929
Motorola Solutions, Inc.,
3.500%, due 03/01/23	350,000	326,771
News America, Inc.,
7.750%, due 12/01/45	350,000	428,497
NextEra Energy Capital Holdings, Inc.,
6.650%, due 06/15/67[2]	200,000	204,000
ONEOK Partners LP,
8.625%, due 03/01/19	215,000	271,183
Owens Corning,
6.500%, due 12/01/16	97,000	108,268
Phillips 66,
4.300%, due 04/01/22	225,000	229,378

26

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Plains Exploration & Production Co.,
6.500%, due 11/15/20	$830,000	$890,526
6.875%, due 02/15/23	950,000	1,018,875
PNC Financial Services Group, Inc.,
4.483%, due 11/21/13[2,4]	1,000,000	995,000
Series R, 4.850%, due 06/01/23[2,4]	1,000,000	860,000
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	2,305,000	2,090,635
Series B, 5.750%, due 07/15/33	40,000	43,307
Regions Bank,
7.500%, due 05/15/18	1,850,000	2,175,813
Reynolds American, Inc.,
6.150%, due 09/15/43	100,000	104,622
7.250%, due 06/15/37	1,325,000	1,532,518
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	1,090,000	1,147,225
SLM Corp.,
3.875%, due 09/10/15	650,000	663,000
Southern Copper Corp.,
3.500%, due 11/08/22	800,000	728,616
6.750%, due 04/16/40	250,000	243,324
Southern Natural Gas Co.,
8.000%, due 03/01/32	430,000	555,099
Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	178,500
SunTrust Bank,
7.250%, due 03/15/18	495,000	590,905
Tesoro Corp.,
9.750%, due 06/01/19	370,000	404,225
Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	597,051
8.750%, due 02/14/19	910,000	1,070,620
US Bancorp,
2.950%, due 07/15/22	150,000	141,115

27

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Valero Energy Corp.,
7.500%, due 04/15/32	$465,000	$542,834
Valspar Corp.,
4.200%, due 01/15/22	275,000	277,477
Verizon Communications, Inc.,
2.002%, due 09/14/18[2]	1,200,000	1,261,800
Wells Fargo & Co.,
1.250%, due 02/13/15	958,000	965,975
Wells Fargo Capital X,
5.950%, due 12/15/36	475,000	445,584
Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	215,693
Williams Partners LP,
5.250%, due 03/15/20	500,000	539,124
6.300%, due 04/15/40	275,000	289,959
Wyndham Worldwide Corp.,
3.900%, due 03/01/23	710,000	674,065
Xerox Corp.,
6.350%, due 05/15/18	540,000	620,199
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,4]	750,000	718,125
Total United States corporate bonds		77,194,137
Total corporate bonds (cost—$107,476,665)		107,842,607
Asset-backed security—0.21%
United States—0.21%
Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19
(cost—$255,407)	255,407	286,056

28

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—4.33%
United States—4.33%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class D,
7.443%, due 01/14/29[1]	$440,000	$496,438
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.630%, due 04/10/49[2]	475,000	522,346
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.232%, due 08/15/26[1,2]	1,000,000	1,000,000
Commercial Mortgage Pass Through Certificates,
Series 2013-THL, Class D,
2.832%, due 06/08/30[1,2]	1,500,000	1,495,313
GS Mortgage Securities Corp. II,
Series 2013-KYO, Class D,
2.782%, due 11/08/29[1,2]	515,000	509,878
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.800%, due 08/12/45[1,2]	1,000,000	1,097,004
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class C,
2.710%, due 03/18/28[1,2]	1,000,000	915,129
Total commercial mortgage-backed securities (cost—$5,869,066)		6,036,108
Mortgage & agency debt securities—3.94%
United States—3.94%
Federal Home Loan Mortgage Corp.,[5]
5.000%, due 01/30/14	30,000	30,488
Federal Home Loan Mortgage Corp. Gold Pools,[5]
#E01127, 6.500%, due 02/01/17	21,424	22,802
Federal Home Loan Mortgage Corp. REMIC, IO,[5]
3.500%, due 10/15/42	2,714,005	618,124

29

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
Federal National Mortgage Association Pools,[5]
#AE1568, 4.000%, due 09/01/40	$417,869	$438,552
#688066, 5.500%, due 03/01/33	99,670	108,782
#793666, 5.500%, due 09/01/34	400,524	435,776
#802481, 5.500%, due 11/01/34	93,712	102,929
#596124, 6.000%, due 11/01/28	90,924	100,753
#253824, 7.000%, due 03/01/31	55,801	64,585
Federal National Mortgage Association REMIC, IO,[5]
Series 2013-15, Class IO,
2.500%, due 03/25/28	3,964,360	448,650
Series 2013-87, Class IW,
2.500%, due 06/25/28	5,784,211	653,539
Series 2013-64, Class LI,
3.000%, due 06/25/33	3,881,590	631,116
Government National Mortgage Association Pools,
#781029, 6.500%, due 05/15/29	26,013	29,211
Government National Mortgage Association, IO,
Series 2013-53, Class OI,
3.500%, due 04/20/43	2,908,581	614,985
GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,025,153	1,011,459
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	179,386	182,555
Total mortgage & agency debt securities (cost—$5,371,775)		5,494,306

30

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Face amount	Value
Bonds—(continued)
Municipal bonds—6.22%
Illinois—2.73%
Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	$2,350,000	$2,077,141
State of Illinois, GO,
5.665%, due 03/01/18	710,000	773,694
5.877%, due 03/01/19	885,000	952,977
		3,803,812
New Jersey—3.25%
New Jersey Economic Development
Authority Revenue Bonds,
Series B, 7.300%, due 02/15/18[3]	5,000,000	4,354,450
New Jersey State Turnpike Authority Revenue Bonds,
Series F, 7.414%, due 01/01/40	140,000	182,000
		4,536,450
Tennessee—0.24%
Metropolitan Government of Nashville &
Davidson County Convention Center Authority
Revenue Bonds,
6.731%, due 07/01/43	300,000	333,132
Total municipal bonds (cost—$7,964,438)		8,673,394
US government obligation—2.15%
US Treasury Note,
0.250%, due 01/31/15
(cost—$2,998,604)	3,000,000	3,002,814
Non-US government obligations—1.38%
Brazil—1.38%
Banco Nacional de Desenvolvimento Economico e Social,
3.375%, due 09/26/16[1]	750,000	752,250
Brazilian Government International Bond,
8.250%, due 01/20/34	900,000	1,170,000
Total Non-US government obligations (cost—$1,792,202)		1,922,250
Total bonds (cost—$131,728,157)		133,257,535

31

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

	Shares	Value
Common stock—0.02%
United States—0.02%
WMI Holdings Corp.*
(cost—$14,157)	$25,741	$31,404
Preferred stocks—0.09%
United States—0.09%
Ally Financial, Inc.,
7.000%, due 11/15/13[1,4]	42	40,131
JPMorgan Chase & Co.,
5.450%, due 03/1/18[4]	4,000	85,200
Total preferred stocks (cost—$136,713)		125,331
Short-term investment—2.20%
Investment company—2.20%
UBS Cash Management Prime Relationship Fund[6]
(cost—$3,063,384)	3,063,384	3,063,384
Total investments—97.89% (cost—$134,942,411)		136,477,654
Cash and other assets, less liabilities—2.11%		2,938,274
Net assets—100.00%		$139,415,928

32

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $134,943,266; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,927,441
Gross unrealized depreciation	(2,393,053)
Net unrealized appreciation of investments	$1,534,388

For a listing of defined portfolio acronyms, that are used throughout the Portfolio of investments, please refer to page 35. Portfolio footnotes begin on page 35.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$107,842,607	$—	$107,842,607
Asset-backed security	—	286,056	—	286,056
Commercial mortgage-backed
securities	—	6,036,108	—	6,036,108
Mortgage & agency debt
securities	—	5,494,306	—	5,494,306
Municipal bonds	—	8,673,394	—	8,673,394
US government obligation	—	3,002,814	—	3,002,814
Non-US government
obligations	—	1,922,250	—	1,922,250
Common stock	31,404	—	—	31,404
Preferred stocks	85,200	40,131	—	125,331
Short-term investment	—	3,063,384	—	3,063,384
Total	$116,604	$136,361,050	$—	$136,477,654

At September 30, 2013, there were no transfers between Level 1 and Level 2.

33

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Common stock	Total
Assets
Beginning balance	$204,175	$13	$204,188
Purchases	—	—	—
Issuances	—	—	—
Sales	(262,185)	0	(262,185)
Accrued discounts (premiums)	(2,215)	—	(2,215)
Total realized loss	(1,834,895)	0	(1,834,895)
Change in net unrealized
appreciation/depreciation	1,895,120	(13)	1,895,107
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$—	$—	$—

34

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2013

Portfolio footnotes
* Non-income producing security.

[1] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of these securities amounted to $22,416,241 or 16.08% of net assets.

[2] Variable or floating rate security—the interest rate shown is the current rate as of September 30, 2013 and changes periodically.
[3] Rate shown reflects annualized yield at September 30, 2013 on zero coupon bond.
[4] This security is subject to perpetual call and may be called in full or partially on or anytime after the next call date. Date shown reflects the next call date.

[5] On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[6] The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 9/30/2012	Purchases during the year ended 9/30/2013	Sales during the year ended 9/30/2013	Value 9/30/2013	Net income earned from affiliate for the year ended 9/30/2013
UBS Cash
Management
Prime
Relationship
Fund	$3,251,034	$102,419,881	$102,607,531	$3,063,384	$4,848

Portfolio acronyms
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
REIT	Real estate investment trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements	35

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36

Fort Dearborn Income Securities, Inc.
Statement of assets and liabilities
September 30, 2013

Assets:
Investments in securities of unaffiliated issuers,
at value (cost—$131,879,027)	$133,414,270
Investments in affiliated issuers, at value (cost—$3,063,384)	3,063,384
Total investments, at value (cost—$134,942,411)	$136,477,654
Interest receivable	1,705,807
Receivable for investments sold	2,015,786
Other assets	8,642
Total assets	140,207,889
Liabilities:
Payable for investments purchased	515,000
Payable for investment advisory fees	166,862
Due to custodian	21,093
Directors’ fees payable	8,614
Accrued expenses and other liabilities	80,392
Total liabilities	791,961
Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized;
8,775,665 shares issued and outstanding	$135,116,083
Accumulated undistributed net investment income	727
Accumulated net realized gain	2,763,875
Net unrealized appreciation	1,535,243
Net assets	$139,415,928
Net asset value per share	$15.89

See accompanying notes to financial statements	37

Fort Dearborn Income Securities, Inc.
Statement of operations

For the year ended
September 30, 2013
Investment income:
Interest income	$6,317,407
Dividends	6,059
Affiliated income	4,848
Total income	6,328,314
Expenses:
Investment advisory fees	693,342
Professional fees	108,042
Custody and accounting fees	58,993
Reports and notices to shareholders	47,036
Transfer agency fees	43,016
Directors’ fees	29,166
Listing fees	23,734
Insurance expense	12,069
Franchise taxes	11,225
Other expenses	22,487
Total expenses	1,049,110
Net investment income	5,279,204
Realized and unrealized gains (losses) from investment activities:
Net realized gain on investment activities	3,666,282
Change in net unrealized appreciation/depreciation on investments	(12,955,305)
Net realized and unrealized loss from investment activities	(9,289,023)
Net decrease in net assets resulting from operations	$(4,009,819)

38	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of changes in net assets

	For the years ended September 30,
	2013	2012
From operations:
Net investment income	$5,279,204	$5,877,453
Net realized gain	3,666,282	7,547,529
Change in net unrealized appreciation/depreciation	(12,955,305)	4,229,526
Net increase (decrease) in net assets resulting
from operations	(4,009,819)	17,654,508
Dividends and distributions
to shareholders from:
Net investment income	(6,142,966)	(6,274,600)
Net realized gains	(7,222,372)	(6,283,376)
Total dividends and distributions to shareholders	(13,365,338)	(12,557,976)
Net increase (decrease) in net assets	(17,375,157)	5,096,532
Net assets:
Beginning of year	156,791,085	151,694,553
End of year	$139,415,928	$156,791,085
Accumulated undistributed net investment income	$727	$323,039

See accompanying notes to financial statements	39

Fort Dearborn Income Securities, Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the year ended September 30, 2013
Net asset value, beginning of year	$17.87
Net investment income[1]	0.60
Net realized and unrealized gains (losses)	(1.06)
Net increase (decrease) from operations	(0.46)
Dividends from net investment income	(0.70)
Distributions from net realized gains	(0.82)
Total dividends and distributions	(1.52)
Net asset value, end of year	$15.89
Market price, end of year	$13.96
Total net asset value return[2]	(2.82)%
Total market price return[3]	(10.77)%
Ratios to average net assets:
Expenses	0.71%
Net investment income	3.56%
Supplemental data:
Net assets, end of year (000’s)	$139,416
Portfolio turnover rate	133%
Number of shares outstanding at end of year (000’s)	8,776

[1] Calculated using the average shares method.

[2] Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

[3] Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

40	See accompanying notes to financial statements

For the years ended September 30,
2012	2011	2010	2009
$17.29	$17.35	$16.50	$13.81
0.67	0.75	0.81	0.78
1.34	0.54	1.23	2.63
2.01	1.29	2.04	3.41
(0.71)	(0.92)	(0.90)	(0.71)
(0.72)	(0.43)	(0.29)	(0.01)
(1.43)	(1.35)	(1.19)	(0.72)
$17.87	$17.29	$17.35	$16.50
$17.20	$16.07	$16.15	$14.85
12.23%	8.10%	12.98%	25.29%
16.81%	8.59%	17.71%	21.08%

0.67%	0.70%	0.70%	0.85%
3.89%	4.50%	4.91%	5.35%

$156,791	$151,695	$152,241	$144,773
175%	154%	101%	117%
8,776	8,776	8,776	8,776

See accompanying notes to financial statements	41

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its investments. The Fund normally obtains market values for its investments from independent pricing sources

42

Fort Dearborn Income Securities, Inc.
Notes to financial statements

and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.

43

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern time.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down”

44

Fort Dearborn Income Securities, Inc.
Notes to financial statements

price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the

45

Fort Dearborn Income Securities, Inc.
Notes to financial statements

scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio of investments footnotes.

Mortgage-backed securities and other investments
The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be

46

Fort Dearborn Income Securities, Inc.
Notes to financial statements

given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayments may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Interest-only and principal-only securities
Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable

47

Fort Dearborn Income Securities, Inc.
Notes to financial statements

to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

48

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. As of September 30, 2013, the Fund had less than 10% of net assets invested in emerging market countries. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

High yield bond risk
Investing in high yield bonds involves the risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody’s) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Capital stock
At September 30, 2013, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2013, no new shares were issued as part of the dividend reinvestment plan.

49

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2013, the Fund owed UBS Global AM $166,862 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2013, were as follows: debt securities, excluding short-term securities and US government debt obligations, $102,168,487 and $91,144,661, respectively; and US government debt obligations, $89,448,252 and $109,374,654, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary income	$8,928,584	$9,240,775
Net long-term capital gains	4,436,754	3,317,201
	$13,365,338	$12,557,976

50

Fort Dearborn Income Securities, Inc.
Notes to financial statements

At September 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$2,765,457
Net unrealized appreciation of investments	1,534,388
Total accumulated earnings	$4,299,845

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) of investments is attributed to wash sales and non-taxable special dividends.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2013, the Fund’s accumulated undistributed net investment income was increased by $541,450, and accumulated undistributed net realized gain was decreased by $541,450. These differences are primarily due to paydown losses and dividend redesignation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long term-losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Fund had no pre-enactment or post-enactment capital loss carryforwards for federal income tax purposes.

As of and during the year ended September 30, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

51

Fort Dearborn Income Securities, Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 27, 2013

52

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting

53

Fort Dearborn Income Securities, Inc.
General information (unaudited)

the Fund directly at 1-888-793 8637, online on the Fund’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the

54

Fort Dearborn Income Securities, Inc.
General information (unaudited)

“Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

55

Fort Dearborn Income Securities, Inc.
General information (unaudited)

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

56

Fort Dearborn Income Securities, Inc.
General information (unaudited)

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

57

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 13 and 14, 2013 (the “Meeting”), the Board, including Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

58

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

Nature, extent, and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance appeared in the top performance quintile for the three-year, five-year and ten-year

59

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

performance periods and in the third quintile for the one-year period. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee of the Fund placed in the first quintile of its Lipper expense group on a contractual basis and in the second quintile of its Lipper expense group on an actual basis. The Board also noted that the Fund’s total expenses placed in the second quintile of its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability

60

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that as a closed-end fund, which does not continuously offer its shares, asset growth will primarily result from market appreciation, which benefits its shareholders. The Board also noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the closed-end structure of the Fund, the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of Independent Directors, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

61

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about October 25, 2013.

Non-interested Directors

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

62

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by Director	Other directorships held by Director
Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

63

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Non-interested Directors (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Director	Since 2013	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)

Abbie J. Smith; 60 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Director	Since 2011

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Director	Since 1993	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).

64

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by Director	Other directorships held by Director
Mr. Murphy is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Ms. Smith is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2002) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.

65

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Non-interested Directors (concluded)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Director	Since 1993	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 62 1353 Aster Street Chicago, IL 60610	Director	Since 2002

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

66

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by Director	Other directorships held by Director
Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and a member of the Audit and Investment and Finance Committee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

67

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

68

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

69

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

70

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

71

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

72

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

73

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with Fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 29	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.

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79

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

Funds’ privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

80

Directors
Adela Cepeda	Edward M. Roob

Frank K. Reilly	J. Mikesell Thomas

Abbie J. Smith	John Murphy

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2013 UBS Global Asset Management (Americas) Inc. All rights reserved.

©UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
Nov. 2013
www.ubs.com/globalam-us

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $38,600 and $36,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,950 and $3,700, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2013 and 2012 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,178 and $4,950, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2013 and September 30, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

	(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment advisor or to any entity that controls, is controlled by or is under common control with the Fund’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Fund when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

	(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

	(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor or any advisor affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2013 and September 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

According to E&Y, for the fiscal year ended September 30, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)

For the fiscal years ended September 30, 2013 and September 30, 2012, the aggregate fees billed by E&Y of $181,253 and $184,022, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$8,128	$8,650
Non-Covered Services	173,125	175,372

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas, Ms. Smith and Ms. Cepeda.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website (http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(2)	(i) Portfolio Manager

Scott Dolan

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 7 additional Registered Management Investment Companies totaling approximately $578 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 7 additional Other Pooled Investment Companies totaling approximately $ 1 Billion. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 13 additional accounts totaling approximately $ 7 Billion. **

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of September 30, 2013 of 1.1047.
** Ten accounts were calculated at an exchange rate as of September 30, 2013 of 1.1047.

(2)	(i) Portfolio Manager

John Dugenske

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 6 Registered Management Investment Companies totaling approximately $473 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 0 additional Other Pooled Investment Companies.

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 2 additional accounts totaling less than $1 Million.

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

(2)	(i) Portfolio Manager

Craig E. Ellinger

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 10 Registered Management Investment Companies totaling approximately $927 million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 11 additional Other Pooled Investment Companies totaling approximately $7 Billion. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 6 additional accounts totaling $337 Million.

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of September 30, 2013 of 1.1047.

(2)	(i) Portfolio Manager

Brian Fehrenbach

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 7 Registered Management Investment Companies totaling approximately $575 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 5 additional Other Pooled Investment Companies totaling approximately $720 Million. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 15 additional accounts totaling approximately $ 3 Billion. **

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of September 30, 2013 of 1.1047.
** Six accounts were calculated at an exchange rate as of September 30, 2013 of 1.1047.

Portfolio Manager Biography
Mr. Dolan is the Co-Head of US Multi-Sector Fixed Income, where he is jointly responsible for managing the Core, Core Plus, Long Duration, and Unconstrained investment strategies. He is also responsible for Securitized Portfolio Management, a role he assumed in 2008. He is a member of the Fixed Income Investment Committee. Mr. Dolan has been with UBS Global AM since 2008.

Mr. Dugenske is Global Head of Fixed Income at UBS Global Asset Management with overall responsibility for the Fixed Income business. His focus is on alpha generation and ensuring we meet client investment objectives. Mr. Dugenske has been with the firm since 2009.

Mr. Ellinger was appointed Head of US Investment Grade in July 2012, with overall responsibility for all US Investment Grade portfolio management activities. He is also responsible for managing all aspects of our global high yield business, a role he assumed in 2008. Mr. Ellinger joined the firm in 2000.

Mr. Fehrenbach is the Co-Head of US Multi-Sector Fixed Income, where he is jointly responsible for managing the Core, Core Plus, Long Duration, and Unconstrained investment strategies. He is a member of the Fixed Income Investment Committee. Mr. Fehrenbach has been with the firm since 2006.

As lead portfolio managers, Messrs. Dolan, Dugenske, Ellinger and Fehrenbach will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objective and strategy.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global Asset Management and of UBS as a whole. As its name implies, variable compensation is subject to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.
  Variable deferred – employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

  Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to selected UBS Global Asset Management funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).

  The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service

UBS Global Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

UBS Global Asset Management strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the [name of fund] Fund versus its benchmark, the [name of fund benchmark] Index and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX 99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	December 9, 2013